Exhibit 99.2

First Quarter 2013 Earnings Presentation David Melcher Chief Executive Officer and President Peter Milligan Senior Vice President and Chief Financial Officer May 3, 2013 ITT Exelis

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Some of the information included herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995 (the "Act"). Whenever used, words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "may," "could," "outlook" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to:

- Our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. Government or international defense budgets;
- Government regulations and compliance therewith, including changes to the Department of Defense procurement process;
- Our international operations, including sales to foreign customers;
- Competition, industry capacity and production rates;
- Misconduct of our employees, subcontractors, agents and business partners;
- The level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other employment and pension matters;
- Changes in interest rates and other factors that affect earnings and cash flows;
- The mix of our contracts and programs, our performance, and our ability to control costs;
- Governmental investigations;
- Our level of indebtedness and our ability to make payments on or service our indebtedness;
- Subcontractor performance;
- Economic and capital markets conditions;
- The availability and pricing of raw materials and components;
- Ability to retain and recruit qualified personnel;
- Protection of intellectual property rights;
- Changes in technology;
- Contingencies related to actual or alleged environmental contamination, claims and concerns;
- Security breaches and other disruptions to our information technology and operations; and
- Unanticipated changes in our tax provisions or exposure to additional income tax liabilities.

The forward-looking statements in this release are made as of the date hereof and the company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in the Exelis Inc. Form 10-K for the fiscal year ended December 31, 2012, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

ITT EXELIS

2

Q1 2013 Exelis Results Q1 2013 Results $ millions, except per share amounts 2013 vs. Adj. 2012 (1) Orders $ 1,099 ‐7% Revenue $ 1,185 ‐17% Operating Income, as reported $ 74 ‐51% Operating Margin, as reported 6.2% ‐440 bps EPS $ 0.23 ‐51% Year‐to‐Date Free Cash Flow (FCF) (2) $ (82) +73% (1) 2012 Adjusted Operating  ncome/Margin/EPS excludes charges related to the October 31, 2011 spin‐off from ITT Corporation (2) Free Cash Flow = Cash Flow from Operations less Capital Expenditures plus Separation Costs. Does not include dividend payments (3) Exelis 2013 guidance includes $60‐$70M in restructuring charges as disclosed during the company’s Q4 2012 earnings call on March 1, 2013 For Non‐GAAP reconciliations, refer to appendix and www.exelisinc.com/investors 3 �� $49M in Q1 restructuring —Approx. 400 bps impact to Q1 operating margin —Majority of restructuring complete by the end of Q2 —Full year restructuring trending toward high end of range(3) Performance in line with expectations

Backlog & Business Environment


Funded Backlog ($B)
C4ISR
I&TS
$2.9
$0.9
$2.0
$2.8
$0.8
$2.0
Q4 2012
Q1 2013


Total Backlog ($B)
C4ISR
I&TS
$9.5 (1)
$6.8
$2.6
$9.1
$6.5
$2.6
Q4 2012
Q1 2013

- Positive momentum in international orders
- Q1 strategic awards
  - Weather imager to South Korea
  - Australia ANZAC Electronic Support Measures
  - International communications equipment
  - Base Operations Support at Deveselu Air Base
- Longer acquisition cycles and lower orders for services contracts
- Slower funding cadence for Middle East Programs

ITT EXELIS

(1) May not sum due to rounding

4

Positioning for the Future

1st phase operationalized for 2013

$60 - $70M est. restructuring charge

- Consolidating footprint
- Right sizing the workforce
- Reducing discretionary expenses
- Focusing R&D funds

2nd phase 12 – 24 mo.

- Facilities rationalization
- Organizational spans of control
- Enterprise overhead reduction
- Enterprise systems investment
- Reinvestment in prioritized technologies

Proactive measures to drive greater competitive advantage, reinvestment and shareholder return

ITT EXELIS

5

‐1,140 bps Adjusted Operating Margin Restructuring and pension expenses Sales mix and volume declines +5% Orders International ESM; International imaging Systems International night vision; Timing GPS III incremental funding ‐24% Revenue International night vision; SENVG; International EW SINCGARS; Domestic night vision; Domestic EW C4ISR Segment (1) 2012 Adjusted Operating Income/Margin excludes charges related to the October 31, 2011 spin‐off from ITT Corporation For Non‐GAAP reconciliations, refer to appendix and www.exelisinc.com/investors Q1 2013 Results $ millions, except per share amounts 2013 vs. Adj. 2012(1) Orders $ 562 +5% Revenue $ 499 ‐24% Operating Income, as reported $ 19 ‐81% Operating Margin, as reported 3.8% ‐1,140 bps 6

+120 bps Adjusted Operating Margin (1) Contract productivity improvements Restructuring and pension expenses ‐17% Orders Space ground & range and other professional services ‐11% Revenue Afghanistan programs; FAA programs Professional engineering services; Middle East program revenue moderation I&TS Segment (1) Adjusted Operating Income/Margin excludes charges related to the October 31, 2011 spin‐off from ITT Corporation For Non‐GAAP reconciliations, refer to appendix and www.exelisinc.com/investors Q1 2013 Results $ millions, except per share amounts 2013 vs. Adj. 2012(1) Orders $ 537 ‐17% Revenue $ 686 ‐11% Operating Income, as reported $ 55 +6% Operating Margin, as reported 8.0% +120 bps 7

SUMMARY �� Q1 results in line with expectations �� Restructuring well underway; 2H 2013 margin recovery �� Positioning for greater flexibility in uncertain budget environment Reaffirming Full Year Outlook 8

Appendix

Reconciliation of Non‐GAAP Measures Management reviews key performance indicators including revenue, segment operating income and margins, orders growth, and backlog, among other metrics on a regular basis. In addition, we consider certain additional measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including, but not limited to, acquisitions, and debt repayment. These metrics, however, are not measures of financial performance under accounting principles generally accepted in the United States of America (GAAP) and should not be considered a substitute for sales, operating income, income from continuing operations, or net cash from continuing operations as determined in accordance with GAAP. We consider the following non‐GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: “adjusted net income” defined as net income, adjusted to exclude items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non‐operating items and non‐operating tax settlements or adjustments. A reconciliation of adjusted net income is provided below. 10 ($ million, except per share) Q1 2013 Q1 2012 Net Income 44 70 Separation Costs, net of tax – 14 Separation Related Tax Items – 4 Adjusted Net Income 44 88 Net Income per fully diluted share $0.23 $0.37 Adjusted Net Income per fully diluted share $0.23 $0.47 Weighted Average Shares Outstanding, Diluted 189.8 187.5

Reconciliation of Non‐GAAP Measures (cont.) “segment adjusted operating income” defined as operating income of our two segments, adjusted to exclude items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non‐operating items and non‐operating tax settlements or adjustments. A reconciliation of segment operating income is provided below. “segment adjusted operating margin” defined as segment adjusted operating income as defined above, divided by revenue. A reconciliation of segment operating margin is provided below. 11 ($ million) Q1 2013 Q1 2012 Sales 1,185 1,421 C4ISR 499 653 I&TS 686 768 Segment Operating Income, As Reported 74 138 C4ISR 19 91 I&TS 55 47 Separation Costs – 13 C4ISR - 8 I&TS – 5 Segment Operating Income, Adjusted 74 151 C4ISR 19 99 I&TS 55 52 Segment Operating Margin, As Reported C4ISR 3.8% 13.9% I&TS 8.0% 6.1% Segment Operating Margin, Adjusted C4ISR 3.8% 15.2% I&TS 8.0% 6.8% Operating Margin, As Reported 6.2% 9.7% Operating Margin, Adjusted 6.2% 10.6%

Reconciliation of Non‐GAAP Measures (cont.) “Free cash flow” defined as GAAP cash flow from operating activities, less capital expenditures plus separation costs. This metric does not include dividend payments. 12 Q1 2013 Q1 2012 ($ million) Cash Flow From Operating Activities (65) (298) Subtract Capital Expenditures (17) (24) Free Cash Flow (82) (322) Add: Separation Costs, net of tax – 14 Cash Taxes Paid Adjustment - - Separation related tax items – 4 Free Cash Flow, as Adjusted (82) (304)